SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): October 27, 2003
                                                      -------------------


                          GK INTELLIGENT SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of Incorporation or organization)

             000-22057                                 76-0513297
----------------------------------          ---------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


2602 Yorktown Place, Houston, Texas 77056                77056
-----------------------------------------                -----
(Address of principal executive offices)               (Zip Code)

                                 (713) 626-1504
              (Registrant's telephone number, including area code)

Item 5.  Other Events

     On October 27, 3003, GK Intelligent Systems, Inc., issued a News Release announcing and releasing the results of a report on the Company, prepared by analyst Howard N. Stillman on October 24, 2003. Howard N. Stillman was retained by GK Intelligent Systems, Inc. to conduct an independent analysis of the company. Mr. Stillman received a payment of $3,000 for his services.

     A copy of the News Release, which is hereby incorporated by reference in this Current Report on Form 8-K, is attached hereto as Exhibit 99.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 5. Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                GK Intelligent Systems, Inc.
                                                (Registrant)


Date: October 28, 2003                          /S/ Gary F. Kimmons
                                                --------------------------
                                                By:  Gary F. Kimmons
                                                Its: President, CEO and CFO

                               INDEX TO EXHIBITS


Exhibit Number                  Exhibit
--------------                  ---------
99                              Press Release dated October 27, 2003
                                Regarding Howard Stillman Report*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.